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EXHIBIT 21.1

SUBSIDIARIES OF REGISTRANT
AS OF OCTOBER 31, 2003

                                                                                         Percentage of Voting
                                                                         State of         Securities Owned by
Name                                                                   Incorporation        Immediate Parent
--------------------------------------------------------------------------------------------------------------
ABM Industries Incorporated                                            Delaware                 Registrant
(*)     ABM Amtech Incorporated                                        California               100%
        ABM Co. of Boston                                              California               100%
        ABM Engineering Services Company                               California               100%
        ABM Facility Services Company                                  California               100%
        ABM Global Facility Services                                   California               100%
                 International Technology Facility Services, LLC       California                50%
        ABM Industries Charitable Foundation                           California               n/a%
        ABM Janitorial Services - Northern California                  California               100%
        ABM Janitorial Services Co., Ltd.                              Brit. Columbia           100%
        ABM Lakeside, Inc.                                             California               100%
        ABM Mid-Atlantic, Inc.                                         California               100%
        ABM Payroll Service, Inc.                                      California               100%
        ABM Supply Company                                             California               100%
        ABMI Investment Co. ***                                        California               100%
        American Building Maintenance Co.                              California               100%
        American Building Maintenance Co. of Georgia                   California               100%
        American Building Maintenance Co. of Hawaii**                  California               100%
                 Allied Maintenance Services, Inc.                     Hawaii                   100%
        American Building Maintenance Co. of Illinois                  California               100%
        American Building Maintenance Co. of Kentucky                  California               100%
        American Building Maintenance Co. of New York                  California               100%
        American Building Maintenance Co. of New York - Manhattan      California               100%
        American Building Maintenance Co. of Utah**                    California               100%
        American Building Maintenance Co. - West                       California               100%
        American Public Services                                       California               100%
        American Commercial Security Services of New York, Inc.        California               100%
        American Security and Investigative Services, Inc.             California               100%
                 ABMI Security Services, Inc.                          California               100%
                 American Commercial Security Services, Inc.           California               100%
        Ampco - M                                                      California                99%
        Ampco System Parking                                           California               100%
        Amtech Energy Services**                                       California               100%
        Amtech Lighting & Electrical Services                          California               100%
        Amtech Lighting Services                                       California               100%
        Amtech Lighting Services of the Midwest                        California               100%
        Amtech Reliable Elevator Company of Texas**                    Texas                    100%
        Beehive Parking, Inc.**                                        Utah                     100%
        Bonded Maintenance Company                                     Texas                    100%
        Bradford Building Services, Inc.                               California               100%
        Canadian Building Maintenance Company, Ltd.                    Brit. Columbia           100%
                 Supreme Building Maintenance, Ltd.                    Brit. Columbia           100%
        CommAir Mechanical Services                                    California               100%
        Commercial Air Conditioning of Northern California, Inc.       California               100%
        Commercial Property Services, Inc.                             California               100%
        Pansini Oakland Associates ***                                 California                90%
        Servall Services, Inc.                                         Texas                    100%
        System Parking, Inc.                                           California               100%
        Towel and Linen Service, Inc.**                                California               100%

(*) Subsidiary relationship to registrant or to subsidiary parents shown by progressive indentation.

**       Inactive companies

***      A Limited Partnership